GENERAL OFFICE: 155 East 21st Street/P.O. Box 4667/Jacksonville,
Florida 32201/ (904) 355-1781
FLORIDA  ROCK  INDUSTRIES  INC Mining, Ready  Mix  Concrete,  and
Construction Products



                                      December 22, 2004

Dear Shareholder:

      I am pleased to invite you to attend our Annual Meeting of Shareholders, which will be held on Wednesday, January 26, 2005, at 9 a.m. at our offices at 155 East 21st Street, Jacksonville, Florida.

     Details regarding the business to be conducted at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. At the meeting, I will report on the Company's operations and plans. We also will leave time for your questions.

      We hope that you are able to attend the meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you previously have submitted your proxy.

      Thank  you  for  your  ongoing  support  of  Florida  Rock
Industries, Inc.

                                   Sincerely,


                                   John D. Baker II
                                   President  and Chief Executive
                                   Officer

               2005 ANNUAL MEETING OF SHAREHOLDERS

          NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                        TABLE OF CONTENTS


Notice of Annual Meeting of Shareholders                      ii

Proxy Statement                                               1

Corporate Governance                                          5

Board Structure and Committee Membership                      7

Nominating Process                                            10

Director Compensation                                         12

Director Attendance of Annual Meeting of Shareholders         13

Proposal No. 1 - Election of Directors                        13

Proposal No. 2 - Proposal to Approve an Amendment to
 the Articles of Incorporation to Increase the Authorized
 Common Stock                                                 16

Shareholder Return Performance                                17

Executive Compensation                                        19

Compensation Committee Report                                 22

Compensation Committee Interlocks and Insider Participation   24

Certain Relationships and Related Transactions                24

Common Stock Ownership of Certain Beneficial Owners           25

Common Stock Ownership by Directors and Officers              26

Audit Committee Report                                        27

Independent Auditors                                          28

Shareholder Proposals                                         30

Section 16(a) Beneficial Ownership Reporting Compliance       30


                  FLORIDA ROCK INDUSTRIES, INC.
        155 East 21st Street, Jacksonville, Florida 32206
        -------------------------------------------------
                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS



TIME AND DATE              9:00 a.m. on Wednesday, January 26,2005

PLACE                      155 East 21st Street
                              Jacksonville, Florida

ITEMS OF BUSINESS          (1)  To elect three directors to  a
                                3 year term.
                           (2)  To approve an amendment to the
                                Articles  of   Incorporation   to
                                increase  the authorized  capital
                                stock.
                           (3)  To   transact   such   other
                                business  as  may  properly  come
                                before  the  Annual  Meeting  and
                                any adjournment or postponement.

RECORD DATE                You  are  entitled to vote  if  you
                           were a shareholder of record at the
                           close   of   business  on   Monday,
                           December 6, 2004.

ANNUAL REPORT              Our  2004  Annual Report, which  is
                           not  part  of the proxy  soliciting
                           materials, is enclosed.

PROXY VOTING               Please  submit a proxy as  soon  as
                           possible so that your shares can be
                           voted  at the meeting in accordance
                           with  your  instructions.   If  you
                           attend   the   meeting,   you   may
                           withdraw  your proxy  and  vote  in
                           person.


                              BY ORDER OF THE BOARD OF DIRECTORS


                                        Dennis D. Frick
                                             Secretary

This Proxy Statement and Proxy Card are being distributed on or about December 22, 2004.

                         PROXY STATEMENT

     The Board of Directors (the "Board") of Florida Rock Industries, Inc. ("Florida Rock" or the "Company") is soliciting proxies for the Annual Meeting of Shareholders. You are receiving a proxy statement because you own shares of Florida Rock common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those maters so you can make an informed decision.

     The information included in this proxy statement relates to proposals to be voted on at the meeting, voting process, compensation of directors and our most highly paid officers, and other required information.

PURPOSE OF THE ANNUAL MEETING

      The purpose of the Annual Meeting is to elect directors and to conduct the business described in the Notice of Annual
Meeting.

ANNUAL MEETING ADMISSION

     You are invited to attend the meeting in person. The meeting will be held at 9:00 a.m. on Wednesday, January 26, 2004 at our offices at 155 East 21st Street, Jacksonville, Florida.

      No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual
Meeting.

QUORUM

      A quorum is the minimum number of shares required to hold a meeting. Under Florida Rock's Bylaws, a majority of the outstanding shares of stock entitled to vote at the meeting must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

SHAREHOLDERS ENTITLED TO VOTE

      Each share of our common stock outstanding as of the close of business on December 6, 2004, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought
before  the  meeting.   As of that date,  there  were 43,371,336
shares of common stock issued and outstanding.

      Most Florida Rock shareholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

     * SHAREHOLDER OF RECORD - If your shares are registered directly in your name with Florida Rock's Transfer Agent, Wachovia Bank, N.A., you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by Florida Rock. As the shareholder of record, you have the right to grant your voting proxy directly to Florida Rock or to vote in person at the meeting.

     * BENEFICIAL OWNER - If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and those proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

     * PROFIT SHARING PLAN AND TRUST - If your shares are held in your account in the Florida Rock Industries, Inc. Profit Sharing and Deferred Earnings Plan (the "Profit Sharing Plan"), you are considered the beneficial owner of these shares and the trustee of the plan is the shareholder of record. Participants in the Profit Sharing Plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. If voting instructions are not received for shares in the Profit Sharing Plan, those shares will be voted in the same proportion as the shares in such plan for which voting instructions are received.

PROPOSALS YOU ARE ASKED TO VOTE ON AND THE BOARD'S VOTING RECOMMENDATIONS

      The following proposals are scheduled to be voted on at the
meeting.   Our  Board  recommends that you vote  your  shares  as
indicated below.

          Proposals:                    The Board's Voting
                                         Recommendation:
          ----------                    ------------------

1. The  election of directors                  "FOR"
for a 3-year term                   each nominee to the Board

2. Proposal  to  Approve  an                   "FOR"
Amendment  to the  Articles  of
Incorporation to  Increase  the
Authorized Common Stock

      Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, any of the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

REQUIRED VOTE

      Director Nominees - The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

      Amendment to Articles of Incorporation - The affirmative "FOR" vote by the holders of a majority of the shares of common stock voting on the proposal in person or by proxy at the Annual Meeting is required to approve the amendment to the Company's Articles of Incorporation. Abstentions are not included in determining whether the requisite number of affirmative votes are received.

      All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter. If you are a beneficial owner and do not provide the shareholder of record  with  voting  instructions, your  shares  may  constitute broker non-votes, as described in the section above entitled "Quorum." In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not be included in vote totals and will have no effect on the outcome of any vote.

VOTING METHODS

      If you hold shares directly as the shareholder of record, you may vote by granting a proxy or, if you hold shares beneficially in street name, by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the Profit Sharing Plan, you may vote by submitting voting instructions to the trustee. Please refer to the summary instructions included on your proxy card or, for shares held in street name, the voting instructions card included by your broker or nominee.

CHANGING YOUR VOTE

      You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

COUNTING THE VOTE

      In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" from one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the Profit Sharing Plan will be voted by the trustee as described in "Shareholders Entitled to Vote" on page 1.

RESULTS OF THE VOTE

      We will announce preliminary voting results at the meeting and publish final results in our Quarterly Report on Form 10-Q for the quarter ending March 31, 2005.

DELIVERY OF PROXY MATERIALS

      Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that shareholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each shareholder will continue to receive a separate proxy card or voting instruction card.

      Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by contacting John D. Milton, Jr. at (904) 355-1781 or by mail at 155 East 21st Street, Jacksonville, Florida 32206-2104.

      If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

LIST OF SHAREHOLDERS

      The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting,  between the hours of 9:00 a.m. and 4:30  p.m.,  at  our principal executive offices at 155 East 21st Street, Jacksonville, Florida, by contacting the Secretary of the Company.

COST OF PROXY SOLICITATION

     Florida Rock will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

TRANSFER AGENT

       Our Transfer Agent is Wachovia Bank, N.A. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting Wachovia Bank, N.A. at 1-800-829-8432, or in writing at Wachovia Bank, N.A., Corporate Trust Client Services NC-1153, 1525 West W.T. Harris Boulevard - 3C3, Charlotte, NC 28288-1153.

                      CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

      The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The Board has adopted Corporate Governance Guidelines that, along with the charters of the Board committees, provide the framework for the governance of the Company. The Board's Corporate Governance and Nominating Committee is responsible for overseeing and reviewing the Guidelines at least annually, and recommending any proposed changes to the Board for approval. The Corporate Governance Guidelines are available on our Web site at www.flarock.com under Investor Relations - Corporate Governance Documents.

MEETINGS OF INDEPENDENT DIRECTORS

      Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting.

COMMUNICATION WITH DIRECTORS

     The Board of Directors has adopted the following process for shareholders to send communications to members of the Board.
Stockholders may communicate with the chairs of the Audit, Compensation, and Corporate Governance and Nominating Committee of the Board, or with our independent directors, by sending a letter to the following address: Board of Directors, Florida Rock Industries, Inc., c/o Corporate Secretary, 155 East 21st Street, Jacksonville, Florida 32206.

      Communications are distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as:

             *    spam
             *    junk mail and mass mailings
             *    product inquiries
             *    new product suggestions
             *    resumes and other forms of job inquiries
             *    surveys
             *    business solicitations or advertisements.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any outside director upon request.

DIRECTOR INDEPENDENCE

      The  Board has determined that a majority of the  Board  of
Directors are independent of management. All of the members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee are independent directors. Pursuant to the New York Stock Exchange listing standards, the Board has adopted Standards of Board Independence (the "Standards") with respect to the determination of director independence. In accordance with these Standards, the Board must affirmatively determine that a director has no material relationship with the Company (directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) other than as a director.

     The Standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with the Company or its independent auditor. The Standards also prohibit Audit Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. A copy of the Standards is attached hereto as Appendix A.

     Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm's length with the Company and its subsidiaries, and to disclose any circumstances that might be perceived as a conflict of interest.

       The   Board  of  Directors  has  determined  that  Messrs.
Carpenter, Druce, Knott, Thompson and Walton and Ms. Fowler are independent under these Standards.

BUSINESS CONDUCT POLICIES

      We  believe  that operating with honesty and integrity  has earned  us  trust  from  our customers,  credibility  within  our communities, and dedication from our employees. Our senior executive and financial officers are bound by a Financial Code of Ethical Conduct. In addition, our directors, officers and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct covers many topics, including conflicts of interest, confidentiality, fair dealing, protection and proper use of the Company's assets and compliance with laws, rules and regulations.

      Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the business conduct policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      The  Financial  Code of Ethical Conduct  and  the  Code  of
Business Conduct and Ethics are available on our Web site at www.flarock.com under Investor Relations - Corporate Governance
Documents.

            BOARD STRUCTURE AND COMMITTEE MEMBERSHIP

      The Board is divided into three classes serving staggered three-year terms. The Board has eleven directors and the following five committees: Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and Executive Committee. The membership during 2004 and the function of each Committee are described below.

      During fiscal 2004, the Board of Directors held five meetings. The Audit, Compensation, and Corporate Governance and Nominating Committees held fifteen meetings, one meeting and one meeting, respectively, since the end of fiscal 2003. During the fiscal year ended September 30, 2004, the Executive Committee held no formal meetings, but acted on various resolutions by unanimous written consents. All of our directors attended at least 75% of the meetings of the Board and all committees on which the director served.

      The following chart shows the composition of the committees of the Board of Directors. Except for the Executive Committee, each of the committees of the Board is composed exclusively of independent directors.


    Director          Audit   Compensation  Corporate    Executive
                                            Governance
                                               and
                                            Nominating
--------------------------------------------------------------------
Edward L. Baker                                               X*
John D. Baker II                                              X
A.R. Carpenter         X                         X*
J. Dix Druce Jr.       X                         X
Luke E.
 Fichthorn
The Honorable
 Tillie K. Fowler                 X*             X




Francis X. Knott                  X
John  D.  Milton Jr.                                         X
G. Kennedy Thompson    X*
William H. Walton III             X



     X - Committee Member               * -- Committee Chair


AUDIT COMMITTEE

      The Audit Committee assists the Board in its oversight of the integrity of the Company's financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company's independent auditor, and the performance of the Company's internal auditing department. In addition, the Audit Committee:

     * Reviews the annual audited and quarterly consolidated financial statements;

     * Reviews the Company's financial reporting process and disclosure and internal controls and procedures, including major issues regarding accounting principles and financial statement presentation, and critical accounting policies to be used in the consolidated financial statements;

     *    Reviews earnings press releases prior to issuance;

     * Appoints, oversees, and approves compensation of the independent auditor;

     * Reviews with the independent auditor the scope of the annual audit, including fees and staffing, and approves all audit and permitted non-audit services provided by the independent auditor;

     * Reviews findings and recommendations of the independent auditor and management's response to the recommendations of the independent auditor; and

     * Discusses policies with respect to risk assessment and risk management, the Company's major risk exposures, and the steps management has taken to monitor and mitigate such exposures.

     The Board of Directors has determined that all Audit Committee members are independent and financially literate and that the Chair of the Committee, G. Kennedy Thompson, has financial management expertise under the New York Stock Exchange listing standards. In addition, Mr. Thompson qualifies as "audit committee financial expert" within the meaning of SEC regulations. The charter of the Audit Committee is available at www.flarock.com under Investor Relations - Corporate Governance Documents.

COMPENSATION COMMITTEE

     The primary function of the Compensation Committee is to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, and (2) prepare an annual report on executive compensation to be included in the Company's proxy statement. In addition, the Compensation
Committee:

     * Reviews and approves the Company's goals and objectives relevant to the compensation of the Chairman of the Board and the Chief Executive Officer and evaluates their job performance in light of those goals and objectives;

     * Establishes compensation levels, including incentive and bonus compensation, for the Chairman and the Chief Executive Officer;

     * Reviews the performance of other senior executive officers and reviews and approves the compensation levels of the other senior executive officers;

     * Administers the Company's stock option plans and the Management Incentive Compensation program; and

     * Periodically reviews succession plans for senior executive officers.

      The charter of the Compensation Committee is available at www.flarock.com under Investor Relations - Corporate Governance
Documents.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.

     Under its Charter, the principal functions of the Corporate Governance Committee are to (1) identify individuals who are qualified to serve on the Company's Board of Directors, (2) recommend for selection by the Board of Directors the director nominees for the next annual meeting of the shareholders or at any such time that there is a vacancy on the Board of Directors,
(3) develop and recommend to the Board of Directors corporate governance principles with respect to the Company, and (4) oversee the evaluation of the Board and management of the Company. In addition, the Corporate Governance and Nominating
Committee:

     *    Establishes criteria for Board membership;

     * Recommends to the Board directors to serve on other Board committees, monitors the functions of such committees and makes recommendations to the Board regarding the functions of such other committees;

     * Reviews and recommends changes to the Company's Corporate Governance Guidelines, Financial Code of Ethical Conduct and Code of Business Conduct and Ethics; and

     * Considers all requests by any director or executive officer for waivers of the Company's Financial Code of Ethical Conduct or Code of Business Conduct and Ethics.

     The  charter  of  the  Corporate Governance  and  Nominating
Committee   is   available  at  www.flarock.com  under   Investor
Relations - Corporate Governance Documents.

EXECUTIVE COMMITTEE

      Edward L. Baker, John D. Baker II and John D. Milton Jr. comprise the Executive Committee. To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors. During the fiscal year ended September 30, 2004, the Executive Committee held no formal meetings, but acted on various resolutions by unanimous written consents.

                       NOMINATING PROCESS

ROLE OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE IN THE
NOMINATING PROCESS

       The Corporate Governance and Nominating Committee ("Committee") identifies individuals that the Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of shareholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of shareholders, the Committee identifies individuals that the Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends one or more of such individuals for appointment to the Board.

NOMINEES PROPOSED BY SHAREHOLDERS FOR CONSIDERATION BY THE COMMITTEE

      The Committee will consider properly submitted shareholder nominees for candidates for membership on the Board of Directors. Shareholders proposing individuals for consideration by the Committee must include at least the following information about the proposed nominee: the proposed nominee's name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the nominee to:

     Corporate Secretary
     Florida Rock Industries, Inc.
     155 East 21st Street
     Jacksonville, Florida 32206

      In order for an individual proposed by a shareholder to be considered by the Committee for recommendation as a Board nominee for  the Annual Meeting of Shareholders to be held in
early 2006, the Corporate Secretary must receive the proposal no later than 5 p.m. Eastern Time on September 30, 2005. Such proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Company). The Corporate Secretary will send
properly  submitted  shareholder  proposed  nominations  to   the
Committee Chair for consideration at a future Committee meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration that individuals identified to the Committee through other means receive.

NOMINATIONS BY SHAREHOLDERS AT ANNUAL MEETING

     The Company's Articles of Incorporation provide that only persons who are nominated in accordance with the procedures set forth in the Articles of Incorporation shall be eligible for election as directors by the shareholders. Under the Articles of Incorporation, directors may be nominated, at a meeting of shareholders at which directors are being elected, by (1) the Board of Directors or any committee or person authorized or appointed by the Board of Directors, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty
(40)  days  prior to the meeting except that, if less than  fifty
(50) days' notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

DIRECTOR QUALIFICATIONS STANDARDS

    The   Corporate  Governance  and  Nominating  Committee   has
established  the  following  standards  and  qualifications   for
members of the Board of Directors:

     * Each director shall at all times represent the interests of the shareholders of the Company.

     * Each director shall at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

     * Each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending shareholder meetings and meetings of the Board and Committees of which he or she is a member, and by reviewing in advance all meeting materials.

     * The Board shall meet the applicable standards of independence from the Company and its management.

     * The Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company's operations and interests.

    The Corporate Governance Guidelines establish a retirement policy at age 70 (or the expiration of their term after their 70th birthday) for directors who joined the Board after 1986.

IDENIFICATION, EVALUATION AND SELECTION OF NOMINEES

      The Committee periodically reviews the appropriate size and composition of the Board and anticipates future vacancies and needs of the Board. In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee considers qualified nominees from several sources, which may include current Board members, a director search firm, and nominees recommended by shareholders and other persons.

     The Committee may from time to time retain a director search firm to help the Committee identify qualified director nominees for consideration by the Committee.

      The Committee evaluates qualified director nominees at regular or special Committee meetings against the current Director Qualifications Standards described above and reviews qualified director nominees with the Board. The Committee and the Chairman of the Board interview candidates that meet the Director Qualifications Standards, and the Committee selects nominees that best suit the Board's current needs and recommends one or more of such individuals for appointment to the Board.

                      DIRECTOR COMPENSATION

     Directors who are not employees of the Company or its subsidiaries are paid annual fees of $15,000 plus $2,000 for each directors' meeting attended. In addition, effective January 1, 2005, non-employee directors are granted non-qualified options to purchase 1,000 shares of the Company's common stock for each regularly scheduled directors' meeting attended. These options have a term of ten (10) years, have an exercise price equal to the fair market value of the underlying shares on the date of grant and are immediately exercisable. Members of the Company's Audit Committee are paid additional annual fees of $5,000 except its chair who is paid an additional annual fee of $10,000. Members of other committees (except directors who are employees) are paid additional annual fees of $1,000 except the chairs who are paid additional annual fees of $2,000. No fees are paid for attendance at committee meetings.

     All   of  the  directors  who  are  not  Company  employees
currently participate in the Company's Directors Stock Purchase Plan under which a director may designate all, or any part, of his or her director's compensation for investment in the Company's stock purchased in the open market through a broker. The Company matches 25% of the director's designated portion and pays all broker commissions.

     DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

      The Company's policy is that our directors are expected  to attend  the  Annual  Meeting of Shareholders  unless  extenuating
circumstances   prevent  them  from  attending.   All   directors
attended last year's Annual Meeting of Shareholders.

                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS

     Under our Restated Articles of Incorporation, the Board of Directors is divided into three classes. One class of directors is elected at each annual meeting of shareholders for a three-year term of office. We have listed below three nominees in Class I to be re-elected. Class I directors will hold office until the 2008 annual meeting. Your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

     The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after this annual meeting of shareholders. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.

Class I -  Nominees for Terms Expiring in 2008
----------------------------------------------



NAME AND PRINCIPAL OCCUPATION                 DIRECTOR          OTHER
                                  AGE          SINCE        DIRECTORSHIPS
-----------------------------     ---          -----        -------------

A. R. Carpenter                   62            1993       Regency Centers
Retired Vice Chairman of CSX                               Corporation
 Corporation                                               Stein Mart, Inc.

John D. Baker II                  56            1979       Patriot
President and Chief                                        Transportation
 Executive Officer of the                                  Holding, Inc.
 Company
                                                           Hughes Supply, Inc.
                                                           Wachovia Corporation

G. Kennedy Thompson                54            1998      Wachovia Corporation
Chairman, President and
 Chief Executive Officer,
 Wachovia Corporation


DIRECTORS CONTINUING IN OFFICE AFTER THE 2004 ANNUAL MEETING

Class II - Terms Expiring in 2006
---------------------------------


NAME AND PRINCIPAL OCCUPATION                   DIRECTOR          OTHER
                                     AGE         SINCE        DIRECTORSHIPS
-----------------------------        ---        --------      --------------

Edward L. Baker                      69           1970        Patriot
Chairman of the Board of the                                  Transportation
Company                                                       Holding, Inc.

J. Dix Druce Jr.                     57           2001        Regency Centers
Chairman of National  P.E.T.                                  Corporation
Scan LLC

John D. Milton Jr.                   59           2002
Executive Vice President,
  Treasurer and Chief
  Financial Officer

William H. Walton III                52           2003        St. Joe Co.
Managing Member, Rockpoint  Group,
LLC     (a    real    estate
investment  firm);  Managing
Principal,  Westbrook   Real
Estate Partners, LLC (a real
estate investment firm)

Class I - Terms Expiring in 2007
--------------------------------

NAME AND PRINCIPAL OCCUPATION                    DIRECTOR          OTHER
                                     AGE           SINCE       DIRECTORSHIPS
-----------------------------       -----        --------      -------------
Thompson S. Baker II                 46            1991        Patriot
Vice President of the Company                                  Transportation
                                                               Holding, Inc.

Luke E. Fichthorn III                63            1972        Bairnco
Partner in Twain Associates                                    Corporation
 (a private investment                                         Patriot
 banking firm); Chairman  of
 the Board and Chief                                           Transportation
 Executive Officer                                             Holding, Inc.
 of Bairnco Corporation
 (manufacturing)

The Honorable Tillie K. Fowler        61            2001       Winn Dixie
Partner  with Holland & Knight                                 Stores, Inc.
LLP





Francis X. Knott                      59            2003
Chairman of Partners
 Management Co., LLC and
 Partners Realty Trust,  Inc.
 (a real estate management
 enterprise)



     All of the nominees and directors have been employed in their respective positions for the past five years, except A. R.
Carpenter, J. Dix Druce Jr., The Honorable Tillie K. Fowler, John
D. Milton Jr. and G. Kennedy Thompson.

     Mr. Carpenter retired in February, 2001, as Vice Chairman of CSX Corporation, a position he had held since July 1999. From 1962 until February 2001, he held a variety of positions with CSX, including President and Chief Executive Officer of CSX Transportation (from 1992 to July 1999).

     Mr. Druce served as President and Chairman of the Board of Directors of Life Service Corp., Inc., a life insurance management company, from 1988 through June 2000, and President and director of American Merchants Life Insurance Company and its parent, AML Acquisition, from October 1992 through June 2000. He was President and director (Chairman from May 1989 to July 1991) of National Farmers Union Life Insurance Company from 1987 to 1991, and President and director of Loyalty Life Insurance Company and NFU Acquisition Company from 1987 to 1991.

     Ms.  Fowler  joined  the Washington, D.C. and  Jacksonville,
Florida offices of Holland & Knight in April 2001 after serving from 1993 until January 2, 2001 as a member of the United States
House of Representatives.

     Mr.  Milton  joined  the Company in his current  offices  on
January  1,  2001.   Prior  to joining the  Company,  Mr.  Milton
practiced law in Jacksonville, Florida with the law firm of Martin, Ade, Birchfield & Mickler, P.A.

     Mr. Thompson was elected Chairman of Wachovia Corporation effective February 18, 2003. In January 2000, Mr. Thompson was elected President and effective April 18, 2000, Chief Executive Officer of First Union Corporation, which became Wachovia Corporation on September 4, 2001. Mr. Thompson was Vice Chairman of First Union Corporation from October 1998 through December 1999. Previously, he served as Managing Director, First Union Capital Markets Group.

     Mr. Knott previously served as a director of the Company from 1989 to 2002.

     Edward  L. Baker and John D. Baker II are brothers. Thompson
S. Baker II is the son of Edward L. Baker.

     See   "Compensation   Committee   Interlocks   and   Insider
Participation"   and   "Certain   Relationships    and    Related
Transactions" for a discussion of the relationships between the Company and Patriot Transportation Holding, Inc.

                         PROPOSAL NO. 2
PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION
             TO INCREASE THE AUTHORIZED COMMON STOCK

     The Company's Board of Directors has approved and recommends that the shareholders approve at the Annual Meeting a proposal to amend paragraph A of Article III of the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.10 per share, from 50,000,000 shares to 100,000,000 shares. The Board of Directors believes that the proposed amendment to the Articles of Incorporation shown below is in the best interests of the Company and its shareholders:

     "A. The maximum number of shares of capital stock which the corporation shall be authorized to have outstanding at any time is one hundred million (100,000,000) shares of voting common stock with a par value of $.10 per share and ten million (10,000,000) shares of preferred stock, to be issued in such classes and series as the board of directors may, in accordance with the provisions of Florida Statutes and without further stockholder action, from time to time authorize to be issued.

     As of December 6, 2004, 43,371,336 shares of common stock were issued and outstanding. Approximately 3,558,290 shares were reserved for issuance under shareholder approved stock option plans. As of the close of business on December 6, 2004, none of the Company's 10,000,000 shares of authorized preferred stock have been issued. As a result, only approximately 3,070,374 shares of common stock remained available for future corporate purposes.

REASONS FOR THE PROPOSAL

      The Board of Directors has concluded that increasing the number of authorized shares of common stock will give the Company the ability to respond to growth of the Company's business that may occur in the future. Although the Board has no specific plans or commitments for the issuance of any of the additional shares that would be authorized by the amendment, the Board believes that the increase in the number of authorized shares will provide flexibility for future stock splits (effected in the form of a stock dividend) without the expense of a special shareholder meeting or waiting until the next annual meeting, and for other actions the Company might wish to take, such as paying for acquisitions with stock of the Company, equity offerings to raise capital, and employee benefit plans.

CERTAIN EFFECTS OF THE PROPOSAL

     If shareholders approve the proposed amendment, the Board of Directors may issue such shares without further shareholder action except as required by law, regulation, or applicable stock exchange requirements. The additional shares, when issued, will have the same voting and other rights as the Company's presently authorized common stock. The holders of common stock do not have preemptive rights to subscribe for additional shares of common stock.

ANTI-TAKEOVER EFFECTS AND OTHER PROVISIONS

      Although the Board has no present intention of issuing any additional shares of common stock as an anti-takeover step, the issuance of additional common stock could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company. For example, the issuance of additional shares could be used in a manner that would dilute the voting power of shares then outstanding. Shares of common stock could also be issued to persons or entities that would support the Board of Directors in opposing a takeover bid which the Board determines to be not in the best interests of the Company, its shareholders, and its employees.

EFFECTIVE DATE

      The Board reserves the right to abandon the amendment set forth in this Proposal at any time before its effectiveness whether before or after shareholder approval. If approved by the shareholders and not abandoned by the Board, the amendment would become effective upon the filing with the Secretary of State of Florida of Articles of Amendment, which filing is expected to take place shortly after the shareholders approve the amendment.

VOTE REQUIRED

      The affirmative "FOR" vote by the holders of a majority of the shares of common stock represented at the meeting in person or by proxy is required to approve this amendment to the Company's Articles of Incorporation.

      The  Board  of Directors recommends that shareholders  vote
"FOR" this proposal. Proxies will be voted FOR this proposal unless a contrary vote is specified.

                 SHAREHOLDER RETURN PERFORMANCE

The following graph compares the performance of the Company's Common Stock to The S&P 600 Smallcap Index and a peer group of industry companies for the five-year period commencing September 30, 1999 and ending on September 30, 2004. The graph assumes that $100 was invested on September 30, 1999 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends. The Peer Group consists of the following companies: Florida Rock Industries, Inc., Lafarge Corporation, Martin Marietta Materials, Inc., Texas Industries, Inc. and Vulcan Materials Company.

CHART OMITTED


               1999      2000     2001      2002     2003      2004
               ----      ----     ----      ----     ----      ----
Florida Rock    100       115      139       136      224       345
S&P 600 Index   100       124      111       109      138       172
Peer Group      100        97      113        98      118       163



                     EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth information concerning the compensation of our Chief Executive Officer and our other four most highly compensated executive officers who served in such capacities during the fiscal year ended September 30, 2004:


                       Annual Compensation
                       -------------------


                                                                 Long Term      All Other
Name and Principal                         Salary    Bonus     Compensation   Compensation
    Position                     Year     ($) (1)   ($) (1)     Options #(2)     ($) (3)
    --------                     ----     -------   -------    -------------  ------------

John D. Baker II                 2004     576,434   870,995        22,500        42,636
President and                    2003     560,312   580,663        22,500         8,028
Chief Executive Officer          2002     548,000   446,000        22,500        26,762(4)


Edward L. Baker                  2004     486,875   486,875        22,500        50,604
Chairman of the Board            2003     550,906   333,509        22,500         7,935
                                 2002     485,500   256,500        22,500        26,449(5)


John D. Milton,Jr.               2004     424,375   416,813        18,750        16,872
 Executive Vice President,       2003     411,250   284,275        18,750         7,569
 Treasurer & Chief Financial     2002     401,989   216,000        18,750         4,884
 Officer

Thompson S. Baker II             2004     282,500   242,250        18,750        12,024
 Vice President                  2003     272,500   202,813        15,000         8,770
                                 2002     269,250   110,505        15,000         5,250


George J. Hossenlopp             2004     247,500   206,125        15,000        14,060
Vice President                   2003     238,750   173,460       15,000         10,749
                                 2002     202,917    46,389       15,000          7,187


(1)  Includes  amounts  deferred  under  the  Company's  Profit
     Sharing and Deferred Earnings Plan. Bonuses are accrued in the year earned and paid in the following year.

(2) Option numbers have been adjusted for the stock split to shareholders of record as of January 2, 2004.

(3) The amounts shown in the column for 2004 include the Company's limited matching contribution under the Employee Stock Purchase Plan of $720 each for Edward L. Baker, John D. Milton Jr., and George J. Hossenlopp; the Company's matching contributions to the Profit Sharing and Deferred Earnings Plan of $6,150 each for Edward L. Baker, John D. Baker II, and John D. Milton Jr., $5,950 for Thompson S. Baker II and $6,226 for George
     J. Hossenlopp; reimbursement of uninsured medical expenses of $7,244 for John D. Baker II, $2,225 for Edward L. Baker, $428 for George J. Hossenlopp, $4,578 for Thompson S. Baker II, and $341 for John D. Milton Jr.; a bonus paid to John D. Baker II of $14,253 outside of the Company's Management Incentive Compensation Program; personal use of company cars valued at $4,490 for Edward
     L. Baker, $2,989 for John D. Baker II, $9,661 for John D. Milton Jr., $4,496 for Thompson S. Baker II, and $4,766 for George J. Hossenlopp; and reimbursement of costs of tax return preparation of $12,000 for John D. Baker II and $37,019 for Edward L. Baker.

(4) Includes $19,056 in 2002 (paid before July 30, 2002), the present value of the benefit of a split-dollar premium paid during the fiscal year.

(5) Includes $19,539 in 2002 (paid before July 30, 2002), the present value of the benefit of a split-dollar premium paid during the fiscal year.

Option Grants in the Last Fiscal Year (1)
-----------------------------------------


                         Individual Grants                                   Grant Date Value
                         -----------------                                   ----------------
                    Number of      Percent of
                    Securities    total options/
                    Underlying     SARs granted
                     Options       to employees    Exercise or                  Grant Date
                      /SARs          in fiscal      base price    Expiration      Present
   Name            granted (#)(2)      year         ($/Sh)(2)       Date (3)    Value $ (4)
   ----            --------------  -------------   -----------    ----------    -----------

John D. Baker II       22,500        5.1%           $38.54         12/2/13       $354,600

Edward L. Baker        22,500        5.1%           $38.54         12/2/13       $354,600

John D. Milton Jr.     18,750        4.3%           $38.54         12/2/13       $295,500

Thompson S. Baker II   18,750        4.3%           $38.54         12/2/13       $295,500

George J. Hossenlopp   15,000        3.4%           $38.54         12/2/13       $236,400



(1) All information in this table relates to nonqualified stock options. The Company has not granted any incentive stock options or stock appreciation rights ("SARs").

(2)  After  giving  effect  to  the  3  for  2  stock  split   to
     shareholders of record as of January 2, 2004.

(3) Options become exercisable in five equal installments each year beginning on the first anniversary of the grant date.

(4) This estimate is determined using the Black-Scholes model. This model was developed to estimate the fair value of traded options, which have different characteristics than employee stock options, and changes to the subjective assumptions used in the model can result in materially different fair value estimates. This hypothetical value is based on the following assumptions: an exercise price equal to the market value on day of grant; estimated dividend yield of 1.1%; expected volatility of 34.9%; risk-free interest rate of 4.7%; and expected lives of 7 years.

Option Exercises and Year End Values
------------------------------------

     The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2004 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table.



                                        Number of Unexercised           Value of Unexercised In-The-
                                            Options at                        Money Options
                                        September 30, 2004              at September 30, 2004 (1)
                                        ---------------------           ---------------------------
             Shares
           Acquired on
 Name       Exercise      Value Realized  Exercisable #  Exercisable #  Exercisable $  Unexercisable $
 ----      -----------    --------------  -------------  -------------  -------------  ---------------

John D.        -                 -           250,312         61,875      $10,131,226   $1,282,305
Baker II

Edward L.      -                 -           250,312         61,875      $10,131,226   $1,282,305
Baker

John D.        -                 -            78,750         90,000       $2,522,607   $2,334,155
Milton Jr.

Thompson S.    -                 -            14,670         43,530         $425,016     $844,464
Baker II

George J.
Hossenlopp    7,500           $262,200        37,800         36,450       $1,423,552     $706,760




(1)  The  closing price of the Company's common stock on the  New
     York Stock Exchange composite transactions on September  30,
     2004  (the  last trading day in fiscal 2004) of

     $48.99 less the exercise price, was used in calculating the value of unexercised and exercisable options.

Pension Plan
------------
     We  have  a  Management Security Plan (the "MSP  Plan")  for certain officers, including directors who are officers and certain key employees. Benefit levels have been established on the basis of base compensation as of December 31, 2002. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter, until his death, the benefit level in monthly payments. The MSP Plan provides that in the event a participant dies prior to his retirement his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first. The annual retirement benefit levels in effect at September 30, 2004 for the executive officers named above participating in the MSP Plan were:

     John D. Baker II                        $275,000
     Edward L. Baker                         $237,500
     Thompson S. Baker II                    $132,500
     George J. Hossenlopp                    $100,000


                 COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of our Chief Executive Officer, reviews and approves compensation of other officers and members of management reaching a salary level established by the Board, and periodically reviews, with the Chairman of the Board and the Chief Executive Officer, the succession plans for management. In addition, the Committee administers our stock option plans and the Management Incentive Compensation ("MIC") program. The full Board ratifies the recommendations of the Committee, except that the Board of Directors has vested sole authority to administer the 2000 Stock Plan in the Compensation Committee.

     The Compensation Committee has adopted a Compensation Committee Charter. Under the Charter, the principal function of the Compensation Committee is to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, and (2) prepare an annual report on executive compensation to be included in the Company's proxy statement.

     The Committee's goals are to develop and maintain executive compensation programs that preserve and enhance shareholder
value.   Under  the  direction of the Committee,  management  has
developed a compensation structure designed to compensate fairly executives for their performance and contribution to the Company, to attract and retain skilled and experienced personnel, to reward superior performance and to align executive and shareholder long-term interests.

     Base salary levels for executives are established taking into consideration business conditions, the Company's size and performance and peer group and industry compensation levels. The Committee carefully analyzes the compensation paid to executives of the Company's peer companies used in preparing the Shareholder Return Performance Graph, compares the financial and shareholder return performance of the peer companies to the Company's performance, and subjectively determines a reasonable salary for the executive considering this information as well as the executive's performance and responsibilities in achieving the Board's strategic goals.

     In setting the Chief Executive Officer's salary and determining MIC and other compensation paid for fiscal 2004, the Committee specifically considered, without applying any particular weighting, the compensation paid to the chief executive officers of the peer companies, the relative size of the peer companies and the Company, the Company's performance in terms of stock price and key financial indices compared to these same measures for its peers, the Chief Executive Officer's extensive industry knowledge, and the performance goals established by the Board for the Chief Executive Officer.

     The MIC program provides officers and key employees an opportunity for annual incentive compensation. The program provides an annual cash bonus as a financial incentive to participants who achieve their business unit's and the Company's goals and objectives. Profit levels are set for various segments of the business. Depending on the level of profitability obtained, an individual may become eligible for a bonus equal to a certain percentage of his year end base salary ranging up to a maximum of 150% of base salary for the Chief Executive Officer, a maximum of 100% of base salary for the Chairman and Chief Financial Officer and a maximum of 85% of base salary for other senior executives. However, that bonus may be adjusted down based on the degree by which the individual accomplishes his individual goals and objectives for the year. The total amount of the MIC program for the entire Company in any year is limited to 15% of consolidated income before income taxes. At the beginning of each year, after taking into consideration the outlook for the general economy, the construction materials industry, the Company's markets, prior year performance and the budget for the upcoming year, the Committee approves target levels of return-on-capital-employed for the senior executive officers.

     For fiscal 2004, based on the Company's actual performance when compared to the return-on-capital-employed target established by the Committee at the beginning of the year, the Company's Chief Executive Officer was awarded a cash bonus under the MIC program of $870,995.

     The Committee believes that long-term compensation in the form of stock options is critical in motivating and rewarding the
creation   of   long-term  shareholder  value  by   linking   the
compensation provided to officers and other key management personnel with gains realized by the shareholders. In addition, the vesting periods associated with stock options encourage this key group to continue in the employ of the Company. All options granted have been granted at an option price equal to the fair market value of the Company's common stock on the date of grant. In subjectively determining the number of options to be granted to an individual, including the Chief Executive Officer, the Committee takes into account the cost to exercise the option and the individual's relative base salary, scope of responsibility, ability to affect profits and value to the Company and the levels of stock option awards granted to executives in comparable positions with the peer companies.

     In December 2004, the Committee granted the Chief Executive Officer options to purchase 15,000 shares of common stock at an exercise price equal to the fair market value on the date of grant. In establishing this option grant, in addition to considering the factors described in the preceding paragraph, the Committee also considered the number of options currently held by the Chief Executive Officer, the level of options granted to him in prior years, the level of stock option grants awarded to the chief executive officers of the peer companies and the Company's relative size, quantitative performance and strategic goals compared to the peer companies. No particular weighting was applied to any of these factors.

Submitted by:       Tillie K. Fowler, Chairman
                    Francis X. Knott
                    William H. Walton III
                    Members of the Compensation Committee

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report and the foregoing Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Fichthorn, who was a member of the Compensation Committee until December 31, 2003, is among the four directors of the Company who are also directors of Patriot Transportation Holding, Inc. ("Patriot"). The other three directors of both Patriot and the Company are Edward L. Baker, John D. Baker II, and Thompson S. Baker II. The four directors own approximately 48.0% of the stock of Patriot and 27.1% of the stock of the Company. Accordingly, the Bakers, who own approximately 46.6% of the stock of Patriot and 26.9% of the stock of the Company, may be considered to be control persons of both the Company and Patriot.

     There were no other interlocks of executive officers or board members of the Company serving on the compensation or equivalent committee of another entity which has any director or executive officer serving on the Compensation Committee, other committees or Board of Directors of the Company.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and Patriot routinely are engaged in business together through the hauling by Patriot of petroleum products and other products for the Company and the leasing to the Company of construction aggregates mining and other properties. Patriot has numerous petroleum hauling competitors at all terminal and plant sites and the rates charged are, accordingly, established by competitive conditions. The Company paid rents, royalties construction, management services, and transportation charges to subsidiaries of Patriot totaling $7,623,000 in fiscal 2004. Approximately 6.6% of Patriot's revenue was attributable to the Company during fiscal year 2004. Under an amended agreement, the Company provides certain tax, legal, administrative, human resources, health benefits, risk management and property management services to Patriot and its subsidiaries and charged Patriot $372,000 for these services in fiscal 2004.

     Mr. Fichthorn provided the Company with financial consulting and other services during fiscal 2004 for which he received
$60,000.

      In May 2004, the Company acquired from a subsidiary of Patriot a 935 acre parcel of property in Miami, Florida for $1,628,000. In May 2004, the Company acquired from a subsidiary of Patriot 108 acres of land located in the northwest quadrant of I-395 and I-495 at Edsall Road in Springfield, Virginia for $15,000,000. In March 2004, the Company purchased from a subsidiary of Patriot a 6,321 acre parcel of property near Lake City, Florida for $13,000,000. Each of these transactions was approved by a committee of independent directors.

     In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and notes set forth the beneficial ownership of our common stock by each person known by us to own beneficially more than 5% of the common stock of the Company.




 NAME AND ADDRESS            AMOUNT AND NATURE            PERCENT
OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP          OF CLASS
-------------------         --------------------          --------

Baker Holdings, LP                7,433,387 (1)            17.1%
Edward   L.   Baker               1,153,556 (1)             2.7%
John D. Baker II                  2,898,681 (1)             6.7%
 P.O. Box 4667
 Jacksonville, FL 32201            __________             _______

                                 11,485,624 (1)            26.5%

Fidelity   Management  &          2,257,967 (2)             5.2%
 Research Company
Fidelity  Management  Trust          32,050 (2)               *
 Company
 82 Devonshire Street
 Boston, MA 02109                   ___________
                                  2,290,017 (2)             5.3%

Royce  & Associates, Inc.         2,236,350 (3)             5.2%
 1414 Avenue of the Americas
      New York, NY  10019



  *  Less than 1%


(1)  Baker  Holdings, LP is a limited partnership in which Edward
     L.  Baker and John D. Baker II are the sole shareholders  of its  general  partner  and as such have  shared  voting  and dispositive  power over the shares
     owned by the partnership. Through  pass through entities, each of Edward L. Baker and John D. Baker II has a pecuniary interest in 2,856,128 shares. Ownership is reported as of
     October 31, 2004.   See  "Common Stock Ownership By Directors
     and Officers" including the notes thereunder for an aggregation and identification of these shares with other shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)  Information  regarding  ownership  by  FMR  Corp.  and   its
     affiliates is based on information provided in a Schedule 13G filed with the Securities Exchange Commission on June 10, 2004. Percentage calculations are based on the outstanding shares of the Company's common stock on October 31, 2004. According to that filing, (i) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. ("Fidelity"), is the beneficial owner of 2,257,967 shares of the Company's common stock; both Edward C. Johnson 3d, Chairman of FMR Corp., and Fidelity have sole power to dispose of the 2,257,967 shares, but neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares; and (ii) Fidelity Management Trust Company ("FMTC"), a wholly-owned subsidiary of Fidelity, is the beneficial owner of 32,050 shares of the Company's common stock; Mr. Johnson, and FMR Corp., through its control of FMTC, have sole power to dispose of and vote the 32,050 shares.

(3) Information regarding ownership by Royce & Associates, Inc. ("Royce") is based on information provided in a Schedule 13G filed with the Securities Exchange Commission on February 2, 2004, after giving effect to the stock split to shareholders of record as of January 2, 2004. Percentage calculations are based on the outstanding shares of the Company's common stock on October 31, 2004. Royce has sole voting and dispositive power as to the shares shown.

        COMMON STOCK OWNERSHIP BY DIRECTORS AND OFFICERS

     The following table and notes set forth the beneficial ownership of our common stock by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 31, 2004 and also includes shares held under options as of October 31, 2004 that are exercisable within 60 days of that date.



   NAME OF                AMOUNT AND NATURE          PERCENT OF
BENEFICIAL OWNER         BENEFICIAL OWNERSHIP           CLASS
----------------         -------------------------   -----------

Edward L. Baker          5,730,816 (1)(2)(3)(4)(5)      13.2%
John D. Baker II         5,754,809 (1)(3)(4)(5)(6)      13.3%
Thompson S. Baker II       154,612 (5)(7)                 *
A. R. Carpenter             26,690                        *
J. Dix Druce Jr.             3,421                        *
Luke E. Fichthorn III      115,761                        *
Francis X. Knott             2,207                        *
Tillie K. Fowler             4,522                        *
George J. Hossenlopp        54,148                        *
John D. Milton Jr.         118,310 (8)                    *
G. Kennedy Thompson          9,979                        *
William H. Walton III          490                        *

All Directors and
 Officers as a group
(18 people)             12,312,890                      28.4%


  *Less than 1%


(1) Includes out of the 7,433,387 shares owned directly by Baker Holdings, LP, as to which Edward L. Baker and John D. Baker II, have shared voting and shared dispositive powers, for Edward L. Baker, 2,856,128 shares as to which he has a pecuniary interest and an additional 1,721,132 shares in which another person has a pecuniary interest, which 4,577,260 shares are excluded from those shown by John D.
     Baker II; the remaining 2,856,128 shares in which John D. Baker II has a pecuniary interest are included in the shares shown for John D. Baker II.

(2) Includes 230,426 shares held in the Edward L. Baker Living Trust; 40,716 shares held directly by Edward L. Baker; 105,760 shares in the Profit Sharing and Deferred Earnings Plan of the Company; and 9,069 shares held by the wife of Edward L. Baker as to which he disclaims any beneficial interest.

(3) Includes for Edward L. Baker 247,243 shares held in trust for the benefit of children of John D. Baker II, which shares are excluded from those shown for John D. Baker II and as to which each of Edward L. Baker and John D. Baker II disclaim any beneficial interest.

(4) Includes out of the 3,888 shares held by the Thompson S. Baker Living Trust, as to which Edward L. Baker and John D. Baker II have shared voting and shared dispositive powers, for Edward Baker 1,296 shares as to which he has a pecuniary interest and an additional 1,296 shares in which another person has a pecuniary interest, which 2,592 shares are excluded from those shown for John D. Baker II; the remaining 1,296 shares in which John D. Baker II has a pecuniary interest are included in the shares shown for John
     D. Baker II.

(5) Edward L. Baker, John D. Baker II and Thompson S. Baker II may be considered to be control persons of the Company.

(6) Includes 1,913,469 shares held by the John D. Baker II Living Trust; and 345,105 shares owned by his spouse as to which John D. Baker II disclaims any beneficial interest. The amounts shown do not include 90,000 shares held in the John D. Baker II Irrevocable Trust #1 for which an independent trustee has voting and dispositive power as to which John D. Baker II disclaims any beneficial interest, and 44,028 shares held in the John D. Baker Irrevocable Trust #2 as to which Edward L. Baker serves as trustee and John D. Baker II disclaims any beneficial interest.

(7) Includes 27,648 shares owned by the wife and three minor children of Thompson S. Baker II, as to which Thompson S.
     Baker II disclaims any beneficial interest.

(8) With respect to Mr. Milton, the table includes options which are exercisable within 60 days of November 30, 2004.


                     AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the Committee has met and held discussions with management and the independent auditor regarding the fair and complete presentation of the Company's results. The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communications With Audit Committees).

     In addition, the Committee has discussed with the independent auditor the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence. The Committee has concluded that the independent auditor is independent from the Company and its management.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, for filing with the Securities and Exchange Commission. The Committee has selected the Company's independent auditor.

     Submitted by:                 G. Kennedy Thompson, Chairman
                                   A.R. Carpenter
                                   J. Dix Druce Jr.

Members of the Audit Committee

      The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

                      INDEPENDENT AUDITORS

     The Audit Committee has selected KPMG LLP as the Company's independent certified public accountants to examine the consolidated financial statements of the Company for fiscal 2005. Deloitte & Touche LLP served as the Company's independent accountants for fiscal 2004. Representatives of KPMG LLP and Deloitte & Touche LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. On December 7, 2004, the Company's Audit Committee dismissed Deloitte & Touche LLP as the Company's principal public accountants.

      Deloitte & Touche's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended September 30, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports included unqualified opinions with an explanatory paragraph to disclose that effective October
1, 2002, the Company changed its method of accounting for its costs of reclamation to conform to Standard of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations".

      During the Company's two most recent fiscal years ended September 30, 2004 and the subsequent interim periods through the date of this Proxy Statement, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

      During the Company's two most recent fiscal years ended September 30, 2004 and the subsequent interim periods through the date of this Proxy Statement, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT AND NON-AUDIT FEES

      The following table presents fees for professional audit services rendered by Deloitte & Touche for the audit of the Company's financial statements for the years ended September 30, 2004 and September 30, 2003, and fees billed by Deloitte & Touche for other services during those periods.



                                         2004      2003
                                         ----      ----
Audit Fees (1)                         $194,425  $156,070
Audit Related Fees (2)                   59,865    52,173
Tax Fees (3)                            140,622   131,140
All  other  Fees                              0         0
                                        -------   -------
Total                                  $394,912 $ 339,383



(1)  Audit  fees  consisted  of  audit  work  performed  in   the
     preparation of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2) Audit related fees consisted principally of audits of employee benefit plans.

(3) Tax fees consisted principally of assistance related to tax compliance and reporting.

Pre-Approval of Audit and Non-Audit Services:

      Under the Company's amended Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed  for  the  Company by Deloitte & Touche  during  fiscal
2004.

                      SHAREHOLDER PROPOSALS

   Proposals  of  shareholders intended to  be  included  in  the
Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2006 must be delivered in writing to the principal executive offices of the
Company  no  later  than August 31, 2005.  The inclusion  of  any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

   Except  for  shareholder  proposals  to  be  included  in  the
Company's proxy materials, the deadline for nominations for director submitted by a shareholder is forty days before the next annual meeting, and for other shareholder proposals is November 8, 2005. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Restated Articles of Incorporation.

   The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 8, 2005.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section  16(a)  of  the  Securities  Exchange  Act  of  1934
requires   the   Company's  executive  officers,  directors   and
beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, The New York Stock Exchange and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis.


                              BY ORDER OF THE BOARD OF DIRECTORS

December 22, 2004                       Dennis D. Frick
                                            Secretary

            PLEASE RETURN THE ENCLOSED FORM OF PROXY,
          DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
              ENVELOPE, WHICH REQUIRES NO POSTAGE.


SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF FLORIDA ROCK INDUSTRIES, INC.'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES BY WRITING TO THE TREASURER AT POST OFFICE BOX 4667, JACKSONVILLE, FLORIDA 32201. THIS REPORT ALSO IS AVAILABLE AT OUR WEBSITE, www.flarock.com.

                           APPENDIX A
                           ----------

                  FLORIDA ROCK INDUSTRIES, INC.
                 STANDARDS OF BOARD INDEPENDENCE


      As used in these Standards of Board Independence, the term the "Company" includes Florida Rock Industries, Inc. and any of its subsidiaries. The term "immediate family member" includes the director's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and any other person (other than domestic employees) who shares the director's home.

      The following standards will apply in determining whether a director is an independent director for all purposes other than service on the Company's Audit Committee:

1.    Disqualification.   A director will not  be  considered  an
independent director under any circumstances if:

      A. The director is or was employed by, or any immediate family member of the director is or was an executive officer of, the Company at any time during the previous 3-year period;

      B. The director or any of his or her immediate family members receives or has received at any time during the previous 3-year period more than $100,000 in direct compensation from the Company, other than fees for service on the Board of Directors or any committee of the Board of Directors and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

      C. The director is or has been at any time during the previous 3-year period affiliated with or employed by, or has an immediate family member who is or has been at any time during the previous 3-year period affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company;

      D. The director or any of his or her immediate family members is or has been, at any time during the previous 3-year period, a part of an interlocking directorate in which an executive officer of the Company serves or served on the compensation committee of another company that employs the director or his or her immediate family member, as applicable; or

      E. The director is or has been at any time during the previous 3-year period an executive officer or employee, or has an immediate family member who is or has been at any time during the previous 3-year period an executive officer, of a company that either makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of (A) $1,000,000 or (B) 2% of such other company's consolidated gross revenues.

      Each of the automatic disqualification standards set forth in Section 1(A)-(E) above contain a three-year "look-back" provision. Notwithstanding the foregoing, at all times prior to November 4, 2004, the Board of Directors shall apply a one-year "look-back" period in lieu of the three-year "look-back" period in determining whether a director is automatically disqualified as an independent director.

2. Board Determination. A director will not be considered an independent director unless the Board of Directors makes an affirmative determination that the director, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company, has no "material relationship" with the Company.

      A. For purposes of determining whether a director has a "material relationship" with the Company, the Board of Directors will consider all relevant facts and circumstances. "Material relationships" can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).

      B. For purposes of determining whether a director has a "material relationship" with the Company, a director will not be considered to have a "material relationship" with the Company solely by virtue of the fact that:

          (i)   the  director,  or any of his  or  her  immediate
     family   members,   receives  consulting   fees   or   other
     compensation from the Company not in excess of $100,000 per year; or

          (ii) the director, or any of his or her immediate family members, formerly served in public office, and in connection with such public service, received campaign contributions from the Company or any of its affiliates within the limits prescribed by all applicable laws; or

          (iii) the director, or any of his or her immediate family members, serves on the Board of Directors of any company on which another director of the Company serves as a director, employee or contractor; or

          (iv) the director, or any of his or her immediate family members, serves on the Board of Directors of Patriot
     Transportation Holding, Inc.

Notwithstanding the foregoing, in the event that any director, or any of his or her immediate family members, has relationships that fall within two (2) or more of the foregoing categorical standards, the Board shall consider the materiality of all such relationships, in the aggregate, to determine whether such director is independent.

      C.   The  Company  will  disclose  the categorical  standards
set  forth  herein   for   the   Board's determination  of  the
independence  of  any  director  in   the Company's   annual  proxy
statement.  If  the  Board   makes  a determination  that  any
director  who  does  not   meet   these categorical standards is
"independent," the Company will disclose the basis of the Board's determination in the Company's annual proxy statement.

                  FLORIDA ROCK INDUSTRIES, INC.
             PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR JANUARY 26, 2005

     The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Florida Rock Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the general offices of the Company, 155 East 21st Street, Jacksonville, Florida on January 26, 2005 at 9 o'clock in the morning, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

1. The election of three directors to serve for a term of three years.

     / /  FOR the nominees listed  /  /  WITHHOLD AUTHORITY
          below (except as marked        to vote for all nominees
          to the contrary below)         listed below

     A.R. Carpenter, John D. Baker II and G. Kennedy Thompson are the nominees for a term of three years.


          To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.


_________________________________________________________________


2.    The  approval  of the proposed amendment of  the  Company's
Articles of Incorporation to increase the authorized capital stock.

   / /  FOR the proposed  / /  AGAINST                / /  ABSTAIN
        amendment.             the proposed amendment.


3. To transact such other business as may properly come before the meeting or any adjournments thereof.

           (Continued and to be signed on other side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the directions of the undersigned shareholder, or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

     The undersigned hereby revokes any proxy heretofore given with respect to said stock, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 22, 2004 and authorizes and confirms all that the said proxies or their substitutes, or any of them, may do by virtue hereof.



                             Dated:____________________________

                             Signature: _______________________

               Signature if Held Jointly:______________________



                              IMPORTANT:  Please date this  proxy
                              and  sign exactly as your  name  or
                              names  appear(s)  hereon.   If  the
                              stock  is  held jointly, signatures
                              should    include    both    names.
                              Personal representatives, trustees,
                              guardians and others signing  in  a
                              representative capacity should give
                              full  title.   If  you  attend  the
                              meeting  you  may,  if  you   wish,
                              withdraw  your proxy  and  vote  in
                              person.



       PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE